UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2021

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2021, Ms Fundiswa Roji-Maplanka tendered her resignation as an independent non-executive director of MiX Telematics Limited (the “Company”) and as chairperson of the Audit and Risk Committee and member of the Social and Ethics Committee. Fundiswa will remain on the board of directors until October 28, 2021 to oversee the release of the Company’s financial results for the second quarter and first half of fiscal 2022.

Fundiswa’s resignation did not result from any disagreement with the Company relating to its operations, policies or practices.

The Company has commenced the process to appoint a suitable replacement and an announcement in this respect will be made in due course.

A copy of the submission to the Johannesburg Stock Exchange announcing the change to the Board of Directors is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX Telematics change to the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: August 30, 2021

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics” or “the Company”)

CHANGE TO THE BOARD OF DIRECTORS

Shareholders are advised that Ms Fundiswa Roji-Maplanka has tendered her resignation as an independent non-executive director of MiX Telematics and as chairperson of the Audit and Risk Committee and member of the Social and Ethics Committee.

Fundiswa will remain on the board of directors until 28 October 2021 to oversee the release of the Company’s financial results for the second quarter and first half of fiscal 2022.

Mr Robin Frew, Chairperson of MiX Telematics, said: “On behalf of the board of directors of MiX Telematics, we wish to thank Fundiswa for her valuable contribution to the Company during her tenure. She is leaving us to pursue a broader career opportunity and we wish her every success in this endeavor.”

The Company has commenced the process to appoint a suitable replacement and an announcement in this respect will be made in due course.

August 30, 2021

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